Exhibit 99.1

FOR IMMEDIATE RELEASE

ADVANCED MEDICAL OPTICS: Investor Contact: Sheree Aronson (714) 247-8290 sheree.aronson@amo-inc.com	VISX INCORPORATED: Investor/Media Contact: Jackie Cossmon (408) 773-7435 ir@visx.com

Media Contact: Steve Chesterman (714) 247-8711 steve.chesterman@amo-inc.com

ADVANCED MEDICAL OPTICS TO ACQUIRE VISX, CREATING COMPREHENSIVE GLOBAL OPHTHALMIC MEDICAL DEVICE COMPANY Transaction Values VISX at $1.27 Billion

(SANTA ANA, CA & SANTA CLARA, CA), November 9, 2004 – Advanced Medical Optics, Inc. (AMO) [NYSE: AVO], a global leader in ophthalmic surgical devices and eye care products, and VISX, Incorporated [NYSE: EYE], the global leader in laser vision correction, today announced the acquisition of VISX by AMO. The strategic combination, which was unanimously approved by both company’s boards, will bring together two highly complementary companies with a broad range of superior technologies and a singular focus on serving the vision care needs of practitioners and patients around the world.

Under the terms of the definitive merger agreement, VISX stockholders will receive 0.552 shares of AMO stock and $3.50 in cash for every share of VISX common stock they own, or a total value of $26.52 per share of VISX common stock, based on the closing price of AMO’s common stock on November 8, 2004. The total consideration will be approximately 29.0 million shares of AMO stock and $184 million in cash.

AMO expects the exchange of shares to be tax-free to VISX stockholders. Upon completion of the transaction, AMO’s stockholders will own approximately 58.5 percent of the combined company and VISX’s stockholders will own approximately 41.5 percent.

The combination of AMO and VISX provides numerous strategic and financial benefits, including:

o	Creates the world’s leading refractive surgical business focused on fast-growing segments of the ophthalmic medical device market.

o	Provides surgeons and patients with a comprehensive portfolio of leading technologies, including some of the market’s most visible brands such as VISX’s STAR™ Laser System and CustomVue™ custom ablation technology, and AMO’s AmadeusTM microkeratome, VerisyseTM phakic IOL, and ReZoom®, Array® and Tecnis® multifocal IOL.

o	Creates a $1 billion global enterprise with a strong track record of growth, higher operating margins and increased free cash flow, and broad exposure to growing, global ophthalmic device markets.

o	Fortifies the company’s commitment to innovation through combined R&D expertise and technical competencies.

o	Provides substantial cost synergies and operating efficiencies by building upon the size and scope of the combined organization’s infrastructure, distribution network, service capability and manufacturing expertise.

o	Improves the company’s financial flexibility and deleverages the balance sheet, allowing for continued investment in the future.

“AMO and VISX represent an exciting combination of talent, technology, customer knowledge and growth potential,” said Jim Mazzo, AMO president and chief executive officer. “With its proprietary laser systems and custom ablation technologies, skilled service organization and long-standing reputation for reliability, VISX is the manufacturer of choice in laser vision correction. Adding their robust product platform to our existing refractive business represents a bold step forward to achieve one of AMO’s core strategic goals to build a leading refractive surgical business. Joining forces will enable us to better serve practitioners and patients with a full range of surgical technologies while continuing to deliver improving returns to shareholders.”

“This merger is a compelling strategic, financial and cultural fit,” said Liz Dávila, VISX chairman and chief executive officer. “Our two organizations share a rich heritage of innovation, a commitment to exceptional customer service and a track record of creating value for shareholders. By taking advantage of AMO’s global distribution network, we can expand our laser vision correction business into new markets. At the same time, we can enhance surgeon understanding and adoption of AMO’s new refractive IOL technologies. The result will be an expanded opportunity to give ophthalmic surgeons an increasingly broad set of options for treating myopia, hyperopia and presbyopia.”

The combined company will retain the Advanced Medical Optics name and be headquartered in Santa Ana, CA. Upon close of the transaction, Ms. Dávila will join AMO’s board of directors, increasing to eight the number of directors for the combined company. Following completion of the transaction, Doug Post, VISX president and chief operating officer will become president of AMO’s Americas region, joining the existing AMO officers, who will continue to serve in their current management positions.

“In less than two-and-a-half years since our spin-off, AMO has made remarkable progress to strengthen our core businesses, improve global efficiency and create a platform for sustained growth,” said Richard A. Meier, executive vice president of operations and finance and chief financial officer. “We have accomplished this by executing against a clearly defined strategic plan, including our reorganization under a centralized operating model, and the acquisition and rapid integration of the Pfizer surgical ophthalmic business earlier this year. The acquisition of VISX builds on this strong foundation and, together with the benefits of our Pfizer acquisition and our improved operating model, we expect the transaction will be neutral to earnings in 2005 and to be meaningfully accretive to our pro forma earnings per share in 2006 and beyond.”

Assuming closing of the transaction in the first quarter of 2005, AMO expects to realize cost synergies of $10 million to $15 million in 2005, resulting principally from eliminating certain redundant G&A expenses and leveraging VISX’s equipment manufacturing operations. In addition, AMO expects modest revenue synergies in 2005. AMO expects these opportunities to grow in future years as it fully integrates VISX and capitalizes on each company’s strong products, brands, technologies and teams, and leverages further the complementary markets that each company addresses today. Based on this, AMO expects the transaction to be neutral to its 2005 pro forma earnings per share guidance of $1.65 to $1.75, excluding transaction-related costs. AMO expects to achieve 2006 pro forma earnings per share of $2.20 to $2.30.

Upon closing, AMO expects to provide more detailed guidance regarding certain transactional costs. The transaction requires the approval of both AMO and VISX stockholders, and is subject to clearance under the Hart-Scott-Rodino Antitrust Improvement Act, as well as other customary closing conditions.

Morgan Stanley & Co. Incorporated acted as exclusive financial advisor and Skadden, Arps, Slate, Meagher and Flom LLP acted as legal advisor to AMO in this transaction. AMO has received a commitment from Morgan Stanley to provide for the cash consideration of the transaction. Goldman, Sachs & Co. acted as exclusive financial advisor and Wilson Sonsini Goodrich & Rosati acted as legal advisor to VISX.

Live Webcast and Replay

AMO and VISX will host a live Webcast to discuss the acquisition announcement at 5:30 p.m. EST today. To participate, please visit the Investors/Media section of AMO’s corporate website at www.amo-inc.com or the Investor Relations section of the VISX, Incorporated website at www.visx.com. The Webcast will be archived and accessible through midnight EST on Tuesday, November 23, 2004 by visiting www.amo-inc.com or www.visx.com.

Additional Information and Where You Can Find It

AMO intends to file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement/prospectus of VISX and AMO and other relevant materials in connection with the proposed transaction. The joint proxy statement/prospectus will be mailed to the stockholders of VISX and AMO. Investors and security holders of VISX and AMO are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about VISX, AMO and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by VISX or AMO with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by VISX by contacting VISX Investor Relations at ir@visx.com or via telephone at (408) 773-7600. Investors and security holders may obtain free copies of the documents filed with the SEC by AMO at www.amo-inc.com or via telephone at (714) 247-8348. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

AMO and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of VISX and AMO in favor of the proposed transaction. Information about the directors and executive officers of AMO and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

VISX and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AMO and VISX in favor of the proposed transaction. Information about the directors and executive officers of VISX and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

Pro Forma Guidance

AMO’s guidance for 2005 and 2006 earnings per share is provided on a pro forma basis, which excludes unrealized gains or losses on derivative instruments due to the unpredictability of foreign currency fluctuations and future one-time costs associated with the Pfizer acquisition and this transaction. AMO does not provide a reconciliation of projected pro forma earnings per share to expected reported results due to the unknown effect and potential significance of foreign currency fluctuations on the fair value of its currency derivatives and unknown transaction costs. The company’s management uses pro forma financials to measure and compare its regional and global performance absent the impact of these items on currency derivatives, acquisition-related charges, debt extinguishment costs and other costs associated with the recapitalization. Additionally, management believes this format is useful for investors to perform more meaningful comparisons of operating results.

About Advanced Medical Optics

Advanced Medical Optics, Inc. (AMO) is a global leader in the development, manufacturing and marketing of ophthalmic surgical and contact lens care products. The company focuses on developing a broad suite of innovative technologies and devices to address a wide range of eye disorders. Products in the ophthalmic surgical line include foldable intraocular lenses, phacoemulsification systems, viscoelastics and related products used in cataract and refractive surgery, and microkeratomes used in LASIK procedures for refractive error correction. AMO owns or has the rights to such well-known ophthalmic surgical product brands as Phacoflex®, Clariflex®, Array®, Sensar®, Tecnis®, CeeOn® and Verisyse® intraocular lenses, the Sovereign® and Sovereign® CompactTM phacoemulsification systems with WhiteStar™ technology, the Healon® family of viscoelastics, the Baerveldt® glaucoma shunt and the Amadeus™ microkeratome. Products in the contact lens care line include disinfecting solutions, daily cleaners, enzymatic cleaners and lens rewetting drops. Among the well-known contact lens care product brands the company possesses are COMPLETE®, COMPLETE® Blink-N-Clean®, COMPLETE® Moisture PLUS™, Consept®F, Consept® 1 Step, Oxysept® 1 Step, UltraCare®, Ultrazyme®, Total Care® and blink™ branded products. Amadeus is a licensed product of, and a trademark of SIS, Ltd.

Advanced Medical Optics, Inc. is based in Santa Ana, California, and employs approximately 2,800 worldwide. The company has direct operations in about 20 countries and markets products in approximately 60 countries. For more information, visit www.amo-inc.com.

About VISX Incorporated

VISX is a worldwide market leader in the design, manufacture, and sale of laser vision correction systems. The Company was founded in 1988 and received FDA approval for its first laser vision correction product in 1996. VISX holds over 200 patents worldwide and has licensed its technology to Alcon, Bausch & Lomb, LaserSight, Nidek, Schwind, Zeiss-Meditec, and WaveLight Technologies.

VISX recently introduced the CustomVue™ procedure, a significant advancement in laser vision correction that enables customized corrections based on a comprehensive diagnostic measurement of the optical errors in the eye. Clinical trial results show that the CustomVue™ procedure has the potential to improve vision beyond the correction possible with contacts and glasses.

In the United States alone there are 50 to 60 million eligible laser vision correction candidates who experience some form of nearsightedness, farsightedness, or astigmatism. VISX has a current effort underway to treat presbyopia, the condition that requires reading glasses with age, due to loss of accommodation for close work. Additional information on VISX can be found on the worldwide web at www.visx.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this document that refer to AMO’s estimated or future results such as statements regarding the timing and certainty of closing the transaction, estimated share ownership percentages, strategic and financial benefits of the merger, statements of Jim Mazzo, Liz Dávila and Richard Meier, statements regarding director and officer positions, expectations regarding accretion, integration and cost savings, and financial guidance are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results and the proposed VISX/AMO transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if either of the companies does not receive required stockholder approvals or fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which AMO or VISX expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, successfully integrating AMO and VISX, the failure to realize the synergies and other perceived advantages resulting from the merger, costs and potential litigation associated with the merger, the failure to obtain the approval of each company’s stockholders, the inability to obtain, or meet conditions imposed for, applicable regulatory and tax requirements relating to the merger, the failure of either party to meet the closing conditions set forth in the definitive agreement, the ability to retain key personnel both before and after the merger, each company’s ability to successfully execute its business strategies, the extent and timing of regulatory approvals, and the extent and timing of market acceptance, of new products or product indications, manufacturing, litigation, the procurement, maintenance, enforcement and defense of patents and proprietary rights, competitive conditions in the industry, business cycles affecting the markets in which any products may be sold, fluctuations in foreign exchange rates and interest rates, and economic conditions generally or in various geographic areas, including those set forth in AMO’s and VISX’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and their respective Current Reports on Form 8-K and other SEC filings. AMO is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

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